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                                                                  EXHIBIT 23.3

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated August 18, 1993, in Amendment No. 2 to the Registration Statement (Form S-2 No. 33-63317) and the related Prospectus of Bernard Chaus, Inc. and Subsidiaries for the registration of 5,000,000 shares of its common stock.

                                                          ERNST & YOUNG LLP

New York, New York
November 13, 1995